NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Bailard Technology & Science Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Growth Fund

Supplement dated August 29, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Small Company Growth Fund
Effective at close of business on September 29, 2017 (the "Effective Date"), the Nationwide Small Company Growth Fund (the "Fund") will no longer accept purchase orders from new investors. Investors who own shares of the Fund as of the Effective Date may continue to purchase shares. Notwithstanding the foregoing, customers of U.S. Bancorp Investments, Inc. whose accounts are maintained at Charles Schwab & Co., Inc. may continue to establish new accounts to purchase shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE